Exhibit 10.1

FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of May 28, 2004, by and among AMERIMAX FABRICATED PRODUCTS, INC., a Delaware corporation (“U.S. Operating Co.”); EURAMAX HOLDINGS LIMITED, a company organized under the laws of England and Wales (“U.K. Operating Co.”); EURAMAX EUROPE B.V., a company organized under the laws of The Netherlands (“Dutch Operating Co.”); EURAMAX NETHERLANDS B.V., a company organized under the laws of The Netherlands (“Dutch Company”; U.S. Operating Co., U.K. Operating Co., Dutch Operating Co., and Dutch Company referred to collectively herein as the “Borrowers”); EURAMAX INTERNATIONAL, INC., a Delaware corporation (“Euramax U.S.”); EURAMAX INTERNATIONAL HOLDINGS LIMITED, a company organized under the laws of England and Wales (“Newco U.K.”); EURAMAX INTERNATIONAL LIMITED, a company organized under the laws of England and Wales (“Euramax”); AMERIMAX U.K., INC. (f/k/a Amerimax Holdings, Inc.), a Delaware corporation (“Amerimax U.K.”); EURAMAX EUROPEAN HOLDINGS LIMITED, a company organized under the laws of England and Wales (“U.K. Holdings”); EURAMAX EUROPE LIMITED, a company organized under the laws of England and Wales (“U.K. Company”);  EURAMAX CONTINENTAL LIMITED, a company organized under the laws of England and Wales (“Newco U.K. II”); EURAMAX EUROPEAN HOLDINGS B.V., a company organized under the laws of The Netherlands (“Dutch Holdings”); EURAMAX INTERNATIONAL HOLDINGS B.V., a company organized under the laws of The Netherlands (“Euramax International Holdings B.V.”); the “Operating Company Subsidiaries” party thereto (such Operating Company Subsidiaries together with Euramax U.S., Newco U.K., Euramax, Amerimax U.K., U.K. Holdings, U.K. Company, Newco U.K. II, and Dutch Holdings, and Euramax International Holdings B.V. referred to collectively herein as the “Loan Parties”); “Lenders” party thereto; and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (in its capacities as “Lender”, “Issuer”, and “Agent”);

W I T N E S S E T H:

WHEREAS, each of the Borrowers, the Loan Parties, the Lenders, the Issuer, and the Agent executed and delivered that certain Third Amended and Restated Credit Agreement dated as of October 9, 2003 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, each of the Borrowers and the Loan Parties has requested, and each of the Lenders, the Issuer, and the Agent has agreed to, certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, each of the Borrowers, the Loan Parties, the Lenders, the Issuer, and the Agent hereby covenant and agree as follows:

1.               Definitions.  Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.  Each reference to “hereof,” “hereunder,” “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

2.               Amendment to Section 1.1 of Credit Agreement.

(a)          Section 1.1 of the Credit Agreement hereby is amended by deleting the definitions of “Applicable Base Rate Margin” and “Applicable Eurocurrency Margin” in their entirety and substituting the following therefor:

“Applicable Base Rate Margin” and “Applicable Eurocurrency Margin” mean, as to each Revolving Credit Loan or Term Loan, as applicable, the percentage per annum for such Loan determined from the following table and corresponding to the Ratio of Total Debt to EBITDA in effect as of the most recent Calculation Date (as defined below); provided, however, that (a) for the period commencing on October 8, 2003, through and including March 31, 2004, the Applicable Base  Rate Margin and the Applicable Eurocurrency Margin shall be based on the percentages set forth below for Level III (as determined by reference to the following table) and (b) for the period commencing April 1, 2004, and ending on the first Calculation Date thereafter (which first such date shall be forty-five days after the end of the Fiscal Quarter ending March 26, 2004), the Applicable Base Rate Margin and the Applicable Eurocurrency Margin shall be based on the percentages set forth below for Level IV (as determined by reference to the following table):

Level	Type of Loan	Ratio of Total Debt to EBITDA	Applicable Base Rate Margin	Applicable Eurocurrency Margin
I	Revolving Credit Loans	Equal to or greater than 4.25 to 1.00	2.00%	3.00%
II	Revolving Credit Loans	Equal to or greater than 3.75 to 1.00	1.75%	2.75%
III	Revolving Credit Loans	Equal to or greater than 3.25 to 1.00	1.50%	2.50%
IV	Revolving Credit Loans	Less than 3.25 to 1.00	1.00%	2.25%

Level	Type of Loan	Ratio of Total Debt to EBITDA	Applicable Base Rate Margin	Applicable Eurocurrency Margin
I	Term Loans	Equal to or greater than 4.25 to 1.00	2.25%	3.25%
II	Term Loans	Equal to or greater than 3.75 to 1.00	2.00%	3.00%
III	Term Loans	Equal to or greater than 3.25 to 1.00	1.75%	2.75%
IV	Term Loans	Less than 3.25 to 1.00	1.25%	2.50%

Each of the Applicable Base Rate Margin and the Applicable Eurocurrency Margin shall be determined and adjusted quarterly on each date (each a “Calculation Date”) which is forty-five days after the last day of each Fiscal Quarter from the Ratio of Total Debt to EBITDA reported in the Ratio Notice delivered with respect to such Fiscal Quarter; provided, however, that if Euramax U.S. fails to provide the Ratio Notice as required by and within the time limits set forth in the definition of “Ratio Notice” in Section 1.1 hereof, the Applicable Base Rate Margin and the Applicable Eurocurrency Margin from the applicable date of such failure shall be based on Level I until such Ratio Notice is provided, whereupon the Applicable Base Rate Margin and the Applicable Eurocurrency Margin, as applicable, shall be determined by the Ratio of Total Debt to EBITDA duly reported in such Ratio Notice.  Except as set forth above, each of the Applicable Base Rate Margin and the Applicable Eurocurrency Margin shall be effective from one Calculation Date until the next Calculation Date.

(b)         Section 1.1 of the Credit Agreement hereby is amended by deleting the definitions of “Level I Rate Period”, “Level II Rate Period”, “Level III Rate Period”, and “Level IV Rate Period” in their entirety.

3.               Restatement of Representations and Warranties.  Each of the Borrowers and the Loan Parties hereby restates and renews each and every representation and warranty heretofore made by it in the Credit Agreement and the other Credit Documents as fully as if made on the date hereof and with specific reference to this Amendment and all other Credit Documents executed and/or delivered in connection herewith (except to the extent that any such representation and warranty has been duly waived in writing and then only with respect to the particular instance for which such waiver or waivers were granted).

4.               Effect of Amendment.  Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Credit Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of each of the parties hereto.  The amendment contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

5.               Ratification.  Each of the Borrowers and the Loan Parties hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof (except to the extent that any such term, covenant, or condition has been duly waived in writing and then only with respect to the particular instance for which such waiver or waivers were granted).

6.               Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which may be delivered by facsimile and which when so executed and delivered (including counterparts delivered by facsimile) shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

7.               Section References.  Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

8.               No Default.  To induce each of the Lenders, the Issuer, and the Agent to enter into this Amendment and to continue to make advances pursuant to the Credit Agreement, each of the Borrowers and the Loan Parties hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrowers or the Loan Parties arising out of or with respect to any of the Obligations or other obligations of the Borrowers or the Loan Parties owed to the Lenders under the Credit Agreement or otherwise.

9.               Further Assurances.  Each of the Borrowers and the Loan Parties agree to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

10.         Governing Law.  This Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of New York.

11.         Consent and Reaffirmation.  Each of the Loan Parties which is a Guarantor (i) consents to the execution and delivery of this Amendment by the Borrowers and each other Guarantor and (ii) reaffirms (in light of this Amendment) all of its obligations and covenants under the Loan Documents to which it is a party, and agrees that none of such obligations and covenants shall be diminished by the execution and delivery of this Amendment, except as expressly provided for herein.

12.         Conditions Precedent.  This Amendment shall be effective upon the Agent’s receipt of executed and delivered signature pages hereto from each of the Borrowers, the Loan Parties, the Lenders, the Issuer, and the Agent.

[SIGNATURES ON FOLLOWING PAGES]

IN WITNESS WHEREOF, each of the Borrowers, the Loan Parties, the Lenders, the Issuer, and the Agent have caused this Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.

BORROWERS:

EURAMAX INTERNATIONAL, INC.

By:
Name:	R. Scott Vansant
Title:	Chief Financial Officer

EURAMAX INTERNATIONAL LIMITED
EURAMAX INTERNATIONAL HOLDINGS LIMITED
EURAMAX EUROPEAN HOLDINGS LIMITED
EURAMAX CONTINENTAL LIMITED
EURAMAX COATED PRODUCTS LIMITED
EURAMAX EUROPE LIMITED
EURAMAX HOLDINGS LIMITED

By:
Name:	R. Scott Vansant
Title:	Director

EURAMAX INTERNATIONAL HOLDINGS B.V.

By:
Name:
Title:

EURAMAX EUROPEAN HOLDINGS B.V.
EURAMAX NETHERLANDS B.V.
EURAMAX EUROPE B.V.
EURAMAX COATED PRODUCTS B.V.

By:
Name:
Title:

AMERIMAX U.K. (f/k/a/, Amerimax Holdings, Inc.) INC.

By:
Name:	David Pugh
Title:	Director

AMERIMAX FABRICATED PRODUCTS, INC.
AMERIMAX BUILDING PRODUCTS, INC.
AMERIMAX COATED PRODUCTS, INC.
AMERIMAX RICHMOND COMPANY
AMERIMAX FINANCE COMPANY, INC.
AMERIMAX LAMINATED PRODUCTS, INC.
AMERIMAX HOME PRODUCTS, INC.
AMERIMAX DIVERSIFIED PRODUCTS, INC.
AMERIMAX PENNSYLVANIA, INC.
FABRAL HOLDINGS, INC.
FABRAL, INC.

By:
Name:	R. Scott Vansant
Title:	Chief Financial Officer

ELLBEE LIMITED

By:
Name:
Title:

BERGER HOLDINGS, LTD.
BERGER FINANCIAL CORP.
BERGER BROS COMPANY
COPPER CRAFT, INC.
WALKER METAL PRODUCTS, INC.

By:
Name:	R. Scott Vansant
Title:	Vice President and Chief Financial Officer

ISSUER AND AGENT:

WACHOVIA BANK, NATIONAL
ASSOCIATION (successor by merger to FIRST
UNION NATIONAL BANK)

By:
Name:
Title:

LENDERS:

WACHOVIA BANK, NATIONAL
ASSOCIATION (successor by merger to FIRST
UNION NATIONAL BANK), as Lender

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:
Name:
Title:

FLEET NATIONAL BANK, as Lender

By:
Name:
Title:

SUNTRUST BANK, as Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as Lender

By:
Name:
Title: